UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 13, 2014

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters set forth below were voted upon at the 2014 Annual General Meeting of Stockholders of REVA Medical, Inc. (the “Company”) held on May 13, 2014 at 10:30 a.m. Australian Eastern Standard Time (which was 5:30 p.m. on May 12, 2014 U.S. Pacific Daylight Time). The stockholders considered 11 proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2014 (the “Proxy Statement”). Of the 33,459,203 shares of the Company’s common stock outstanding as of the record date, 20,294,227 shares were represented at the annual meeting. The independent inspector of elections reported the vote of stockholders as set forth below.

1.              Election of Directors — The stockholders elected two Class I directors to hold office until the 2017 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes

Brian H. Dovey	18,850,769	1,443,458	—
Anne Keating	18,849,769	1,444,458	—

The following individuals are continuing directors with terms expiring upon the 2015 Annual General Meeting of Stockholders:  Gordon E. Nye and Robert Thomas.

The following individuals are continuing directors with terms expiring upon the 2016 Annual General Meeting of Stockholders:  James J. Schiro and Robert B. Stockman.

2.              Ratification of Audit Firm — The Stockholders ratified the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes

17,224,822	1,341,175	1,728,230	—

3.              Grant of Stock Options — The stockholders approved the grant of 15,000 options to Brian H. Dovey for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

18,018,402	885,595	1,390,230	—

4.              Grant of Stock Options — The stockholders approved the grant of 15,000 options to Anne Keating for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

18,017,402	886,595	1,390,230	—

5.             Grant of Stock Options — The stockholders approved the grant of 15,000 options to Gordon E. Nye for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

16,894,871	885,595	2,513,761	—

6.              Grant of Stock Options — The stockholders approved the grant of 15,000 options to James J. Schiro for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

18,018,402	885,595	1,390,230	—

7.              Grant of Stock Options — The stockholders approved the grant of 15,000 options to Robert Thomas for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

18,018,402	885,595	1,390,230	—

8.              Approval of the Issuance of Equity Securities — The stockholders approved the issuance of equity securities of up to an additional 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement, which will allow the Company to issue an aggregate of up to 25% of its issued capital without seeking stockholder approval at any time within one year of May 13, 2014, by the following votes:

For	Against	Abstain	Broker Non-Votes

18,025,947	781,666	1,486,614	—

9.              Approval of Executive Compensation — The stockholders approved, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2013, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

18,423,971	140,026	1,730,230	—

10.       Approval of the Company’s Amended and Restated 2010 Equity Incentive Plan — The stockholders approved the Company’s Amended and Restated 2010 Equity Incentive Plan (the “Plan”) for purposes of complying with Section 162(m) or the U.S. Internal Revenue Code, on the terms and conditions set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

17,737,672	1,162,595	1,393,960	—

11.       Approval of securities under the Company’s Amended and Restated 2010 Equity Incentive Plan — The stockholders approved the issuance and transfer of securities under the Company’s Amended and Restated 2010 Equity Incentive Plan (the “Plan”) on the terms and conditions set forth in the Proxy Statement, which will provide that the issue or transfer of securities under the Plan will be excluded from the calculation of the Company’s 15% issue capacity under ASX Listing Rule 7.1, by the following votes:

For	Against	Abstain	Broker Non-Votes

18,364,241	478,026	1,451,960	—

No other items were presented for stockholder approval at the 2014 Annual General Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 13, 2014	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)